Exhibit 99.1

DIRECTORS TODAY VOTED A REGULAR QUARTERLY DIVIDEND OF TEN CENTS PER SHARE FOR BOTH CLASS A AND CLASS B COMMON STOCK, PAYABLE DECEMBER 29, 2005.  RECORD DATE DECEMBER 15, 2005.

THE L. S. STARRETT COMPANY

R. Hylek

Treasurer

December 7, 2005